Exhibit 99.1

NYSE Arca: ERI EMRISE CORPORATION EMRISE CORPORATION A leading multi-national manufacturer of proprietary electronic devices and communications equipment with a growing base business in military electronics, and serving such new growth markets as in-flight entertainment & communications and edge networks

EMRISE CORPORATION 2 The matters discussed in this presentation, including any oral comments that accompany the presentation or given in response to questions, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, orders, backlog, financial results, products, and/or other events that have not yet occurred. Actual results may differ materially from those forward-looking statements. Factors that could contribute to such differences include, but are not limited to, variations in forecasted growth rate of markets for the company’s products, changes in EMRISE’s financial condition and financial results, the company’s ability to distinguish itself and it’s products from current and future competitors and those factors contained in the “Risk Factors” Section of the company’s most recent filings with the U.S. Securities and Exchange Commission on Form 10-K and Form 10-Q. Safe Harbor Statement September 2008

EMRISE CORPORATION 3 Company Overview • On a track of strong top- and bottom-line growth – Base business + recently acquired ACC business • Focused on high-growth commercial market opportunities – New In-flight entertainment & communications products – New network timing & synchronization products • Expanded and growing military electronics business – Base business – Europe, elsewhere outside U.S. – ACC acquisition – U.S. and elsewhere • Established presence on three continents • Large international base of blue-chip customers – Long-term contracts, repeat custom product revenue • Positioning company to focus on core businesses

Business Overview – 2008E

2008 Estimated Revenue – ~$62 Million[a]

Business Segments[b]


26%
74%

- Communications
- Electronic Devices

Production by Region[b]


38%
62%

- North America
- Europe & Asia

Product Categories[b]

In-flight entertainment & communications	16%
Communications	26%
Military Electronic Devices	52%
Industrial & Other	6%

[a] Does not include impact of any possible sale of non-core businesses or product lines. [b] Future production by region will trend toward higher North America and future business segments and product categories will trend toward even higher electronic devices (both due to impact of ACC).

EMRISE
CORPORATION

4

EMRISE CORPORATION 5 Business Segments • Product categories – RF devices and subsystems – Power systems – Digital and rotary switches – Integrated Assemblies • Markets – Military – aviation, land & sea platforms – Commercial & general aviation – Industrial • Primary growth opportunity – In-flight entertainment & communications (IFE&C) – U.S. Military • Product categories – Network Access – Timing & Synchronization • Markets – Public & private networks – Utility networks – Military networks • Primary growth opportunity – Edge network timing & synchronization Electronic Devices Communications Equipment

EMRISE CORPORATION 6 Key Customers – Electronic Devices Asia Europe AIRBUS USA

EMRISE CORPORATION 7 Key Customers - Communications ASIA (Taiwan) EUROPE British Ministry Of Defence French Ministry Of Defense USA FAA MOTOROLA

EMRISE CORPORATION 8 Principal Markets • Large growth market opportunities – In-flight entertainment & communications (IFE&C) – Communications network timing & synchronization • Base business – Military electronic devices – steady growth • Acquired business – ACC – Military electronic devices – solid incremental growth

EMRISE CORPORATION 9 • New Features generate additional revenue for airlines – Multimedia entertainment • Satellite TV (Pay per view) • Video on Demand • Gaming – Productivity/communications • GSM • Broadband: Internet, e-mail, messaging • Accelerated growth for IFE&C in new and retrofit aircraft • EMRISE average sale could grow from ~$50,000 to $100,000 • EMRISE Market Opportunity – $120+ million annually by 2010 Market Opportunity – IFE&C 520 540 560 580 600 620 640 660 680 700 720 2008 2009 2010 1 & 2 Source: Company estimates based on available industry data 2 $120+ MM $113+ MM $100+ MM Annual Number IFE&C Equipped Aircraft & Market Opportunity 2 1

EMRISE CORPORATION 10 Key IFE&C Differentiators • Ability to provide electronic & RF solutions – Turnkey communications solutions – Individual devices and subsystems • Proven technical & manufacturing capability • Multi-year experience in original In-flight entertainment market • Sell to all 3 major system suppliers of Boeing & Airbus • Sell to and continue partnering with manufacturers of onboard GSM base stations and broadband connectivity

EMRISE CORPORATION 11 • New converged public networks combining traditional circuit-based & IP packet-based networks • Deployment of so called “Next Generation Networks” that include network management protocols • Edge network proliferation vs. central office timing source – Homeland Security requiring secure networks • Public networks more secure with dispersed edge network sources of timing – More accurate timing for next generation of cell phone traffic and broadband – Utilities, government & military private networks Market Opportunity Market Opportunity - Network Timing Network Timing

EMRISE CORPORATION 12 Key Differentiators Key Differentiators – Network Timing Network Timing New EMRISE “TIEMPOTM” 6400 – Network Timing and Synchronization Product • Market leading Edge Network port density – 64 outputs vs. 9 outputs for key competitor – Scalable from 64 to 128 outputs • Managed via EMRISE custom & industry standard tools • Meets US, European & world standards • Small physical size • More cost effective – lower cost per output

EMRISE CORPORATION 13 Corporate Growth Strategies Corporate Growth Strategies • Increase Revenue and Profitability – Accelerate organic growth • Focus on next generation IFE&C and Edge Network Timing & Synchronization products • Capitalize on base of electronic device customers • Leverage opportunities through operations in North America & Europe – ACC acquisition • Expands existing EMRISE European-based RF & microwave business into US commercial & military aerospace markets & ACC expansion into Europe • Create more focused company – Evaluating possible sale of non-core businesses and product line

EMRISE CORPORATION 14 ACC Acquisition - completed 8/20/08 • Accretive for EMRISE shareholders – Estimate revenue of $17 to $18 million in 12 months following close – Significant bottom line contributions • EMRISE NOLs provide tax shelter for consolidated income – Maximizes net income/EPS, improves cash flow • $18 million price – $13 million debt plus $5 million earn out • Favorable valuation (vs. comparable EBITDA and revenue multiples) • ACC earn-out benefits EMRISE stockholders – Ensures that ACC continuing executive management and EMRISE are strategically aligned • Broader product offerings for U.S. and European markets – ACC’s U.S. location opens door to EMRISE in U.S. military market – Existing Pascall subsidiary's U.K. domicile opens door for ACC products in European military market

EMRISE CORPORATION 15 Potential Sale of Non-Core Businesses • First asset sale completed – EMRISE Circuit Division – Modest proceeds from sale, favorable supplier agreement – Inconsequential revenue and net income impact – Reduces operating costs – Avoids cost of near term discretionary shut down • Assessing sale of other non-core businesses/products – Use of proceeds – pay down acquisition debt – Strengthen balance sheet, reduce financial risk – Annual interest savings about equal to non-core annual profit

EMRISE CORPORATION • Rationale/Potential Benefits – Retain NYSE Arca listing • Removes overhang of de-listing and move to Bulletin Board • May improve effectiveness of investor relations activities • Company remains exempted from certain “BlueSky” laws • Broader pool of potential investors • Can help brokers overcome certain compliance issues – Establishes share-count more appropriate for Company size • Lower share-count improves EPS – Higher stock price • Higher stock price helps shed negative image of stock that trades below $1.00 • Can help overcome certain minimum stock-price requirements Realign Capitalization - Reverse Stock Split

EMRISE CORPORATION Realign Capitalization Reverse Stock Split • Process – Obtain stockholder approval at November 6 special meeting – Implementation based on and follows closing ACC acquisition – Determine minimum reverse-split ratio at time of implementation • Market conditions • Stock price – Support with proactive investor relations activity • Regular news flow, P/R, investor communications • Increased retail and institutional investor outreach – Investor road shows – Meetings/conferences 17

EMRISE CORPORATION 18 Financial and Investment Highlights

EMRISE CORPORATION 19 Annual Financial Highlights $46 $41 $30 $51 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2004 2005 2006 2007 2008 E* 2009E* ($ in Millions) ~$62 Revenue Trend Base Business ACC ~$80 *Note: Does not include impact of any possible sale of non-core businesses or product lines

EMRISE CORPORATION 20 $1.5 ($3.6) ($1.9) $1.2 $1.3 2003 2004 2005 2006 2007 Net Income Trend ($ Millions) Annual Financial Highlights 1 1 Includes $1.5 million audit & legal costs for 2006 reaudit; $620,000 discretionary engineering costs 2 2 Includes final reaudit-related costs of $300,000 and $200,000 of debt financing related charges

EMRISE CORPORATION 21 Q2 Highlights (Thousands, except %, EPS) Q2 2008 Q2 2007 Record quarterly revenue $ 14,049 $ 12,067 Gross margins up 35.5% 33.8% Net loss $ (256) $ (623) EPS – fully diluted $ (0.01) $ (0.02) • Record second quarter revenue driven primarily by sales of: – Current in-flight entertainment products – New IFE&C products – Network access products

EMRISE CORPORATION 22 Investment Thesis • Strong top- and bottom-line growth • High-growth commercial market opportunities – New In-flight entertainment & communications products – New network timing & synchronization products • Expanded and growing military electronics business – Base business – Europe, elsewhere outside U.S. – ACC acquisition – U.S. and elsewhere • Established presence on three continents • Business approaching critical mass • Large international base of blue-chip customers – Long-term contracts, repeat custom product revenue • Valued at .34X 2008E sales vs. 1.2X peer group average

EMRISE CORPORATION 23 Stock Information Common shares NYSE Arca: ERI 52-week price range $0.42 - $1.04 Recent price (8/27/08) $0.56 Average daily trading volume 42,775 Common shares outstanding 38.3 million Market capitalization $21.4 million Institutional ownership 26% Insider ownership (officers & directors) 5%

EMRISE CORPORATION 24 Q&A